                                                                    Exhibit 99.1


For immediate release                                    Eric R. Graef
April 26, 2004                                           Preformed Line Products
                                                         (440) 473-9249


          PREFORMED LINE PRODUCTS ANNOUNCES IMPROVED FINANCIAL RESULTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

Cleveland, Ohio, April 26, 2004 - PREFORMED LINE PRODUCTS COMPANY (NASDAQ: PLPC) today reported improved financial results for the first quarter ended March 31, 2004.

Net sales for the three months ended March 31, 2004 were $39,530,000, a 12% increase over last year's $35,209,000. Net income for the first quarter 2004 increased 26% to $1,364,000 compared to $1,084,000 in 2003. Earnings per share for the quarter increased to $.24 compared to $.19 in 2003.

Rob Ruhlman, President and Chief Executive Officer, stated, "We are seeing a stabilization in our markets and sales are on the rise. Domestic sales in our core markets increased 12%, matching the overall sales increase for the quarter. This long anticipated sales increase leverages the cost containment effort initiated over the past several years resulting in the 26% increase in net income. Incoming orders remain strong, our financial position is solid and I am optimistic about the rest of 2004."

Founded in 1947, Preformed Line Products is an international designer and manufacturer of products and systems employed in the construction and maintenance of overhead and underground networks for energy, communications and broadband network companies.

Preformed's world headquarters are in Cleveland, Ohio, and the Company operates three domestic manufacturing centers, located in Rogers, Arkansas, Albemarle, North Carolina, and Asheville, North Carolina. The Company serves its worldwide market through international operations in Australia, Brazil, Canada, China, England, Japan, Mexico, New Zealand, South Africa and Spain.

This news release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the Company, including those statements regarding the Company's and management's beliefs and expectations concerning the Company's future performance or anticipated financial results, among others. Except for historical information, the matters discussed in this release are forward-looking statements that involve risks and uncertainties that may cause results to differ materially from those set forth in those statements. Among other things, factors that could cause actual results to differ materially from those expressed in such forward-looking statements include the strength of the economy and demand for the Company's products, increases in raw material prices, the Company's ability to identify, complete and integrate acquisitions for profitable growth, and other factors described under the heading "Forward-Looking Statements" in the Company's Form 10-K filed with the SEC on March 26, 2004. The Form 10-K and the Company's other filings with the SEC can be found on the SEC's website at http://www.sec.gov. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

                         PREFORMED LINE PRODUCTS COMPANY
                        STATEMENTS OF CONSOLIDATED INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

Thousands, except per share data                      Three months ended March 31,
                                                      ----------------------------
                                                          2004          2003
                                                       ----------     ----------
                                                              (Unaudited)
Net sales                                               $ 39,530       $ 35,209
Cost of products sold                                     27,460         23,542
                                                        --------       --------
        GROSS PROFIT                                      12,070         11,667

Costs and expenses
   Selling                                                 4,487          3,915
   General and administrative                              4,517          5,071
   Research and engineering                                1,477          1,373
   Other operating expenses (income) - net                  (128)           116
                                                        --------       --------
                                                          10,353         10,475

Royalty income - net                                         426            348
                                                        --------       --------

        OPERATING INCOME                                   2,143          1,540

Other income (expense)
   Equity in net income of foreign joint ventures             58            199
   Interest income                                           127             75
   Interest expense                                          (86)          (108)
   Other expense                                             (36)           (40)
                                                        --------       --------
                                                              63            126
                                                        --------       --------

        INCOME BEFORE INCOME TAXES                         2,206          1,666

Income taxes                                                 842            582
                                                        --------       --------

        NET INCOME                                      $  1,364       $  1,084
                                                        ========       ========

Net income per share - basic                            $   0.24       $   0.19
                                                        ========       ========

Net income per share - diluted                          $   0.23       $   0.19
                                                        ========       ========

Cash dividends declared per share                       $   0.20       $   0.20
                                                        ========       ========

Average number of shares outstanding - basic               5,782          5,773
                                                        ========       ========

Average number of shares outstanding - diluted             5,866          5,777
                                                        ========       ========

                         PREFORMED LINE PRODUCTS COMPANY
                           CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2004 AND DECEMBER 31, 2003


                                                                               March 31,     December 31,
Thousands of dollars, except share data                                          2004            2003
                                                                              ---------      -----------
                                                                             (Unaudited)

ASSETS
Cash and cash equivalents                                                     $  24,603       $  28,209
Accounts receivable, less allowance of $2,551 ($2,463 in 2003)                   28,428          24,225
Inventories-net                                                                  31,529          31,113
Deferred income taxes                                                             3,308           3,740
Prepaids and other                                                                1,722           1,692
                                                                              ---------       ---------
              TOTAL CURRENT ASSETS                                               89,590          88,979

Property and equipment - net                                                     46,964          47,888
Investments in foreign joint venture                                              2,884           2,826
Deferred income taxes                                                               401             434
Goodwill, patents and other intangibles - net                                     5,451           5,553
Other                                                                             3,214           3,290
                                                                              ---------       ---------

              TOTAL ASSETS                                                    $ 148,504       $ 148,970
                                                                              =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Notes payable to banks                                                        $     982       $   1,019
Trade accounts payable                                                           10,454           7,648
Accrued compensation and amounts withheld from employees                          4,444           3,749
Accrued expenses and other liabilities                                            3,912           4,356
Accrued profit-sharing and pension contributions                                  4,201           3,850
Dividends payable                                                                 1,143           1,163
Income taxes                                                                        650           1,650
Current portion of long-term debt                                                 1,872           1,884
                                                                              ---------       ---------
              TOTAL CURRENT LIABILITIES                                          27,658          25,319

Long-term debt, less current portion                                              2,504           2,515
Deferred income taxes - long-term                                                   111              97
Pension liability                                                                   309

SHAREHOLDERS' EQUITY
Common stock - $2 par value, 15,000,000 shares authorized, 5,714,433 and
    5,814,269 outstanding, net of 477,404
    and 377,404 treasury shares at par, respectively                             11,429          11,629
Paid in capital                                                                     472             472
Retained earnings                                                               120,861         123,022
Other comprehensive loss                                                        (14,531)        (14,393)
                                                                              ---------       ---------
              TOTAL SHAREHOLDERS' EQUITY                                        118,231         120,730
                                                                              ---------       ---------

              TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 148,504       $ 148,970
                                                                              =========       =========